UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2013

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

Effective April 19, 2013, the Board of Directors of Enzo Biochem, Inc. (the “Company”) approved the appointment of EisnerAmper LLP (“EisnerAmper”) to serve as the Company’s new independent registered public accounting firm for the fiscal year ending July 31, 2013 and approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm, each as recommended by the Company’s Audit Committee. The Company notified Ernst & Young of its dismissal on April 19, 2013.

The reports of Ernst & Young on the consolidated financial statements of the Company for the fiscal years ended July 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended July 31, 2012 and subsequent interim period through April 19, 2013, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

No “reportable events” occurred during the two fiscal years ended July 31, 2012 and subsequent interim period through April 19, 2013 requiring disclosure as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of this Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested Ernst & Young provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter dated April 22, 2013 is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended July 31, 2012 and 2011 and through April 19, 2013, neither the Company nor anyone on its behalf has consulted with EisnerAmper with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: April 22, 2013	By:	/s/ Barry W. Weiner
Barry W. Weiner
President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 22, 2013.